EXHIBIT 99.1
JOHN DEERE OWNER TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDER


$167,300,000 Class A-1 4.9988% Asset Backed Notes due June 19, 2000

$262,000,000 Class A-2 5.4660% Asset Backed Notes due August 15, 2001

$186,000,000 Class A-3 5.9400% Asset Backed Notes due October 15, 2002

$146,125,000 Class A-4 6.1200% Asset Backed Notes due October 17, 2005

$32,230,000 6.100% Class B Asset Backed Notes due October 17, 2005

$12,086,832  Asset Backed Certificates

Payment Date:                                       15-Jul-99

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                           $22,243,444.69
          per $1,000 original principal amount:       $132.96

     (b)  A-2 Notes:                                    $0.00
          per $1,000 original principal amount:         $0.00

     (c)  A-3 Notes:                                    $0.00
          per $1,000 original principal amount:         $0.00

     (d)  A-4 Notes:                                    $0.00
          per $1,000 original principal amount:         $0.00

     (e)  B Notes:                                $941,521.47
          per $1,000 original principal amount:        $29.21

     (f)  Certificates:                           $353,070.55
          per $1,000 original principal amount:        $29.21

     (g)  Total:                               $23,538,036.71

(2)  Amount of interest being paid or distributed:

     (a)  A-1 Notes:                              $620,319.29
          per $1,000 original principal amount:         $3.71

     (b)  A-2 Notes:                            $1,193,410.00
          per $1,000 original principal amount:         $4.56

     (c)  A-3 Notes:                              $920,700.00
          per $1,000 original principal amount:         $4.95

     (d)  A-4 Notes:                              $745,237.50
          per $1,000 original principal amount:         $5.10

     (e)  B Notes:                                $159,877.53
          per $1,000 original principal amount:         $4.96

     (f)  Certificates:                                 $0.00
          per $1,000 original principal amount:         $0.00

     (g)  Total:                                $3,639,544.32

(3)  After giving effect to distributions on this Payment
     Date:

     (a)  (i)  outstanding principal amount of A-1 Notes:
                                              $126,668,922.74
          (ii) A-1 Note Pool Factor:                0.7571364

     (b)  (i)  outstanding principal amount of A-2 Notes:
                                              $262,000,000.00
          (ii) A-2 Note Pool Factor:                1.0000000

     (c)  (i)  outstanding principal amount of A-3 Notes:
                                              $186,000,000.00
          (ii) A-3 Note Pool Factor:                1.0000000

     (d)  (i)  outstanding principal amount of A-4 Notes:
                                              $146,125,000.00
          (ii) A-4 Note Pool Factor:                1.0000000

     (e)  (i)  outstanding principal amount of B Notes:
                                               $30,509,795.71
          (ii) B Note Pool Factor:                  0.9466272

     (f)  (i)  Certificate Balance:            $11,441,173.39
          (ii) Certificate Pool Factor:             0.9465817

(4)  Note Value at end of related Collection Period:
                                              $762,744,892.66

(5)  Pool Balance (excluding accrued interest) at the
     end of the related Collection Period:    $754,690,436.74

(6)  Amount of Servicing Fee:                     $649,474.89
     per $1,000 original principal amount:          0.8060583

(7)  Amount of Administration Fee:                    $100.00

(8)  Aggregate Purchase Amounts for Collection Period:  $0.00

(9)  Amount in Reserve Account:                $15,254,897.85
     Specified Reserve Account Balance:        $15,254,897.85

(10) Aggregate amount of Realized Losses for the
     Collection Period:                             $1,347.57

(11) Amount of Payments that are more than 60 days
     past due:                                 $   375,805.00